Exhibit 10.2

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of July __, 2009, by and among China Eco-Hospitality Operations, Inc., a Delaware corporation (the “Company”), with an address at Room 405, 4/F.,  Wing Ming Industrial Centre, 15 Cheung Yue Street, Cheung Sha Wan, Kowloon, Hong Kong, and the subscribers identified on the signature page hereto (each a “Subscriber” and collectively “Subscribers”) (each agreement with a Subscriber being deemed a separate and independent agreement between the Company and such Subscriber, except that each Subscriber acknowledges and consents to the rights granted to each other Subscriber each, an “Other Subscriber” under such agreement and the Transaction Documents, as defined in Section 5(c) of this Agreement, referred to therein).

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6), and Regulation S (“Regulation S”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”).

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers shall purchase up to  $1,000,000 (the “Maximum Offering”) of the Company's common stock, $0.00001 par value (the “Common Stock”), at the offering price of $1.50 per share (the “Offering Price”), with a minimum subscription of 100 shares, equivalent to $150.00 (the “Minimum Offering”). The purchase price to be paid by each Subscriber, as identified on the signature page to this Agreement, is referred to as the “Purchase Price” and the shares being purchased by and issued to such Subscriber, as identified on the signature page to this Agreement, are referred to as the “Purchased Shares.”

WHEREAS, subsequent to the closing of the Offering, the Company intends to enter into a share exchange transaction with Glorious Pie Limited, Inc., a BVI company (“Glorious Pie”), pursuant to which the Company will become the holding company of Glorious Pie (the “Share Exchange Transaction”).

WHEREAS, the aggregate proceeds of the Offering contemplated hereby shall be held in escrow (the “Escrow”) pending the closing of the transactions contemplated by this Agreement, pursuant to the foreign escrow agreement entered into by and among ____ as of the date hereof (the “Foreign Escrow Agreement”) and attached hereto as Exhibit A.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscribers hereby agree as follows:

1. Closing Date. The closing of the Offering (the “Closing”) shall occur simultaneously with the consummation of the Share Exchange Transaction and in no event shall the Closing be later than September 1, 2009 (the “Closing Date”), unless extended by the Company and Glorious Pie, with written consent, for up to an additional 60 day period.

2.           Closing.

(a)           Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, each Subscriber, in the amounts set forth on the signature page hereto, shall purchase and the Company shall sell to each such Subscriber the Purchased Shares in the amount set forth on the signature page hereto.

           (b)           The occurrence of the Closing is expressly contingent on

(i)	the simultaneous closing of the Share Exchange Transaction on or before the Closing Date, unless extended by the Company and Glorious Pie, with written consent, for up to an additional 60 days;

(ii)
payment by the Subscriber of the Subscriber’s Purchase Price, which payment shall made in immediately available funds to the escrow account maintained at _____ by the Escrow Agent, in accordance with the following instruction, and to be held in Escrow pending the Closing;

(iii)	the delivery by the Subscriber of the executed power of attorney as attached hereto in Exhibit B;

(iv)	the truth and accuracy, on the Closing Date of the representations and warranties of the Company and Subscriber contained in this Agreement;

(v)	the continued compliance with the covenants of the Company set forth in this Agreement through such date,

(vi)
the non-occurrence prior to that date of any event that with the passage of time or the giving of notice could become an Event of Default, as defined in Section 7 hereof or other default by the Company of its obligations and undertakings contained in this Agreement,

(vii)
the delivery by the Company on the Closing Date of a certificate signed by its chief executive officer or chief financial officer (1) representing the truth and accuracy of all the representations and warranties made by the Company contained in this Agreement, as of the Closing Date, as if such representations and warranties were made and given on such date, except for changes that will not have alone, or in any combination in the aggregate, a Material Adverse Effect (as defined in Section 5(a) of this Agreement), (2) certifying that the information contained in the schedules and exhibits hereto is substantially accurate as of the Closing Date, except for changes that do not constitute a Material Adverse Effect, (3) adopting and renewing the covenants and representations set forth in this Agreement in relation to the Closing Date and the Purchased Shares, and (4) certifying that no Event of Default has occurred, and

3. Acceptance of Subscription. The Minimum Subscription of this Offering is 100 shares, equal to $150.00 in aggregate. However, the Company reserves the right to accept or reject any subscription, in whole or in part, and any subscription that is not accepted will be returned without interest.

4.           Subscriber's Representations and Warranties.  Each Subscriber, for himself, herself or itself (but not with respect to any other Subscriber), hereby represents and warrants to, and agrees with the Company that:

(a)           Organization and Standing of the Subscriber. If the Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its assets and to carry on its business.

(b)           Authorization and Power.  The Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Purchased Shares. The execution, delivery and performance of this Agreement by the Subscriber and, if the Subscriber is an entity, the consummation by the Subscriber of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by the Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with the terms thereof.

(c)           No Conflicts.  The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Subscriber’s charter documents or bylaws or other organizational documents, each as currently in effect, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which the Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on the Subscriber). The Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Purchased Shares in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d)           Information on Company.  The Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to all of the Company’s periodic and current reports filed with the Commission (hereinafter referred to as the “Reports”). In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the “Other Written Information”), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

(e)           Information on Subscriber. The Subscriber understands that the investment offered hereunder has not been registered under the 1933 Act and the Subscriber further understands that the Subscriber is purchasing the Purchased Shares without being furnished any offering literature or prospectus. The Subscriber is acquiring the Purchased Shares for their own account, for investment purposes only, and not with a view towards resale or distribution.

(i)	The Subscriber is not a "US Person" which is defined below:

a.	Any natural person resident in the United States;
b.	Any partnership or corporation organized or incorporated under the laws of the United States;
c.	Any estate of which any executor or administrator is a US person;
d.	Any trust of which any trustee is a US person;
e.	Any agency or branch of a foreign entity located in the United States;
f.	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a US person;
g.	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident of the United States; and
h.
Any partnership or corporation if (i) organized or incorporated under the laws of any foreign jurisdiction and (ii) formed by a US person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act) who are not natural persons, estates or trusts.

"United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

(ii)	The Subscriber (i) as of the execution date of this Agreement is not located within the United States, and (ii) is not purchasing the Purchased Shares for the benefit of any US Person.

(iii)
The Subscriber will not resell the Purchased Shares except in accordance with the provisions of Regulation S (Rule 901 through 905 and Preliminary Notes thereto), pursuant to a registration under the 1933 Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the 1933 Act.

(iv)
The Subscriber will not engage in hedging transactions with regard to Securities of the  Company prior to the expiration of the distribution compliance period specified in Category 2 or 3 (paragraph (b)(2) or (b)(3)) in Rule 903 of Regulation S, as applicable, unless in compliance with the 1933 Act; and as applicable, shall include statements to the effect that the securities have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the 1933 Act, or an exemption from the registration requirements of the 1933 Act is available.

(f)           Purchase of Purchased Shares.  On the Closing Date, the Subscriber will purchase the Purchased Shares as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof, but Subscriber does not agree to hold the Purchased Shares for any minimum amount of time.

(g)           Compliance with Securities Act.  The Subscriber understands and agrees that the Purchased Shares have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.  Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D or a non-US Person under Regulation S and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(h)           Legends on Purchased Shares. The Purchased Shares shall bear the following or similar legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CHINA ECO-HOSPITALITY OPERATIONS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

(i)           Communication of Offer. The offer to sell the Purchased Shares was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(j)           Authority; Enforceability.  This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and the Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

(k)           No Governmental Review.  The Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Purchased Shares or the suitability of the investment in the Purchased Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Purchased Shares.

(l)           Correctness of Representations. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date.

(m)           Survival.  The foregoing representations and warranties shall survive until three (3) years after the Closing Date.

(n)           Residency.    The Subscriber is a resident of the jurisdiction set forth immediately below the Subscriber’s name on the signature pages hereto.

(l)           Acknowledgement of Risk. The Subscriber agrees, acknowledges and understands that its investment in the Purchased Shares involves a significant degree of risk, including, without limitation that: (a) the Company has limited operating history and requires substantial funds in addition to the proceeds from the sale of the Purchased Shares; (b) an investment in the Company is highlight speculative and only subscribers who can afford the loss of their entire investment should consider investing in the Company and the Purchased Shares; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Purchased Shares is extremely limited. The Subscriber agrees, acknowledges and understands such risks.

5.           Company Representations and Warranties.  The Company represents and warrants to and agrees with each Subscriber that:

(a) Due Incorporation.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as disclosed in the Reports. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purpose of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company taken individually, or in the aggregate, as a whole.

(b) Subsidiaries. As of the date hereof, the Company does not have any subsidiaries. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.

(c)           Authority; Enforceability.  This Agreement, the Foreign Escrow Agreement and any other agreements delivered together with this Agreement or in connection herewith (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Company are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d)           No Additional Issuances.  Other than this Agreement with other Subscribers, there are no outstanding agreements or preemptive or similar rights affecting the Company's Common Stock or other equity securities and, no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of Common Stock or other equity securities of the Company.

(e)           Consents.  No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, nor the Company’s shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.

(f)           No Violation or Conflict.  Assuming the representations and warranties of each of the Subscribers in Section 3 are true and correct, neither the issuance and sale of the Purchased Shares nor the performance of the Company’s obligations under this Agreement and all other Transaction Documents entered into by the Company relating thereto or contemplated thereby will:

(i)           violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default in any material respect) of a material nature under (A) the articles or certificate of incorporation, charter or bylaws of the Company, each as currently in effect, (B) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

(ii)           result in the creation or imposition of any lien, charge or encumbrance upon the Purchased Shares or any of the assets of the Company or any of its Affiliates, except as contemplated herein; or

(iii)            result in the activation of any anti-dilution rights or a reset or re-pricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company; or

(v) result in the activation of any piggy-back registration rights of any person or entity holding securities or debt of the Company or having the right to receive securities of the Company.

(g)           The Purchased Shares.  Upon their issuance, the Purchased Shares (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws; (ii) have been, or will be, duly and validly authorized and on the date of issuance of the Purchased Shares will be duly and validly issued, fully paid and non-assessable or if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted; (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; (iv) will not subject the holders thereof to personal liability by reason of being such holders, provided the Subscriber’s representations herein are true and accurate; and (v) provided the Subscriber’s representations herein are true and accurate, will have been issued in reliance upon an exemption from the registration requirements of and will not result in a violation of Section 5 under the 1933 Act.

(h)            Litigation.  There is no pending or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. There is no pending, or, to the knowledge of the Company, basis for any, action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(i)            Information Concerning Company.  The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates and all the information required to be disclosed therein. Since the last day of the fiscal year of the most recent audited financial statements included in the Reports (“Latest Financial Date”), and except as modified in the Other Written Information or in the Schedules hereto, there has been no Material Adverse Effect relating to the Company’s business, financial condition or affairs not disclosed in the Reports. The Reports including the financial statements therein, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

(j)           Stop Transfer.  The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Purchased Shares, except as may be required by any applicable federal or state securities laws (and, if so required, unless contemporaneous notice of such instruction is given to the Subscriber).

(k)            Defaults.  The Company is not in violation of its certificate of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to the Company’s knowledge not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

(l)           Not an Integrated Offering.  Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Purchased Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions. Nor will the Company or any of its Affiliates take any action or steps that would cause the offer or issuance of the Purchased Shares to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Purchased Shares, which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

(m)           No Undisclosed Liabilities.  The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company’s businesses since the Latest Financial Date and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(n)           No Undisclosed Events or Circumstances.  Since the Latest Financial Date, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

(o)           Capitalization.  As of the date of this Agreement, the Company is authorized to issue an aggregate of 600,000,000 shares of capital stock, of which 500,000,000 shares are Common Stock, par value $0.00001 per share, and 100,000,000 shares of preferred stock, par value $0.00001 per share (the “Preferred Stock”). As of the date hereof, 100,000 shares of Common Stock and zero shares of Preferred Stock are issued and outstanding. Except for this Agreement with other Subscribers, there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

(p)           Dilution. The Company’s executive officers and directors understand the nature of the Purchased Shares being sold hereby and recognize that the issuance of the Purchased Shares will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the Purchased Shares is in the best interests of the Company.

(q)           No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements since the inception of the Company.

(r)           Investment Company.  Neither the Company nor any Affiliate is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(s)           Absence of Certain Company Control Person Actions or Events.  The term “Company Control Person” means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act. To the Company’s knowledge, none of the following has occurred during the past five (5) years with respect to a Company Control Person:

(i)
A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Company Control Person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(ii)	Such Company Control Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(iii)
Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(A)           acting, as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other Person regulated by the Commodity Futures Trading Commission (“CFTC”) or engaging in or continuing any conduct or practice in connection with such activity;

(B)           engaging in any type of business practice; or

(C)           engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(iv)
Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such Company Control Person to engage in any activity described in paragraph (iii) of this item, or to be associated with Persons engaged in any such activity; or

(v)
Such Company Control Person was found by a court of competent jurisdiction in a civil action or by the CFTC or Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or Commission has not been subsequently reversed, suspended, or vacated.

(t)           Company Successor.  All representations made by or relating to the Company of a historical or prospective nature and all undertakings described herein shall relate, apply and refer to the Company and its successors.

(u)           Correctness of Representations.  The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.

(v)           Survival.  The foregoing representations and warranties shall survive until three (3) years after the Closing Date.

6.           Regulation S Offering.   The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and Regulation S promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company’s legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Purchased Shares and other matters reasonably requested by Subscribers.

7.           Events of Default.  The occurrence of any of the following events is an event of default under this Agreement (each, an “Event of Default”):

(a)           Breach of Covenant.  The Company breaches any material covenant or other term or condition of any Transaction Document in any material respect; provided, however, that if such breach is capable of being cured, such breach continues for a period of ten business days after written notice to the Company from the Subscriber.

(b)           Breach of Representations and Warranties.  Any material representation or warranty of the Company made herein in any Transaction Document or in connection therewith shall be false or misleading in any material respect as of the date made or as of the Closing Date.

(c)           Receiver or Trustee.  The Company or any Subsidiary shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

(d)           Judgments.  Any money judgment, writ or similar final process shall be entered or filed against Company or any of its property or other assets for more than $100,000.00, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

(e)           Bankruptcy.  Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Company, and if instituted against, is not dismissed within 45 days of initiation.

(g)           Non-Payment.  A default by the Company under any one or more obligations in an aggregate monetary amount in excess of $500,000 for more than ten days after the due date.

(h)           Cross Default.  A default by the Company of a material term, covenant, warranty or undertaking of any other agreement to which the Company is a party, or the occurrence of a material event of default under any such other agreement which is not cured after any required notice and/or cure period.

8.           Finder/Escrow Fees.

(a)           Finder.  Each of the Company on the one hand, and each Subscriber (for such Subscriber only) on the other hand, agrees to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder’s fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party’s actions. The Company represents that there are no parties entitled to receive fees, commissions, or similar payments in connection with the Offering.

(b)           Escrow Fees.  The Company shall pay to ______,  (“Escrow Agent”), a fee of $___________ (“Escrow Fees”) as reimbursement for services rendered in connection with the management of the Escrow. The Escrow Fees will be paid on the Closing Date and will be paid out of funds held pursuant to the Escrow Agreement.

9.           Covenants of the Company.  The Company covenants and agrees with each Subscriber as follows:

(a)           Release of the Purchased Shares. In the event the Share Exchange Transaction is not consummated on or before the Closing Date, the aggregate purchase price in the Escrow shall be released and the Escrow Agent shall deliver to each Subscriber the Purchase Price paid by each such Subscriber within ten (10) business days after it is determined that the Share Exchange Transaction will not be consummated.

(b)           Stop Orders.  The Company will advise each Subscriber, within two hours after the Company receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

(c)           Use of Proceeds.  The Subscriber acknowledges and understands that the proceeds are being used for the working capital of the Company and for the payment of the professional fees by the Company in connection with the Share Exchange Transaction and the Offering, and that the Company will need additional financing in order to fund future development and expansion of its business. The Company cannot be certain that it will be able to obtain additional funding in the future either on terms and conditions acceptable to the Company or under any circumstances. Each Subscriber should expect to be subject to significant equity dilution in the event the Company obtains additional financings in the future.

(g)           Taxes.  From the date of this Agreement and until the date which is two (2) years after the Closing Date, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

(h)           Books and Records.  From the date of this Agreement and until the date which is two (2) years after the Closing Date, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

(i)           Governmental Authorities.  From the date of this Agreement and until the date which is two (2) years after the Closing Date, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

(j)           Intellectual Property.  From the date of this Agreement and until the date which is two (2) years after the Closing Date, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value.

(k)           Properties.  From the date of this Agreement and until the date which is two (2) years after the Closing Date, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.

(n)           Non-Public Information.  The Company covenants and agrees that neither it nor any other person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto in each instance such Subscriber shall have agreed in writing to receive such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

10.           Covenants of the Company and Subscriber Regarding Indemnification.

(a)           Company Indemnification.  The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers' officers, directors, agents, Affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any material covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.  Any or all of the foregoing are deemed Events of Default.

(b)           Subscriber Indemnification.  Each Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, Affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or (ii) after any applicable notice and/or cure periods, any breach or default in performance by such Subscriber of any covenant or undertaking to be performed by such Subscriber hereunder, or any other agreement entered into by the Company and Subscribers, relating hereto.

(c) Limitation on Subscriber Indemnification.  In no event shall the liability of any Subscriber or permitted successor hereunder or under any Transaction Document or other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber upon the sale of the Purchased Shares.

11.           Registration Rights. The Subscribers shall be entitled to “piggy-back” registration rights on all registrations of the Company subject to customary exceptions and subject to the right of the Company and its underwriters to reduce the number of shares proposed to be registered pro rata in view of market conditions.

12.           Miscellaneous.

(a) Governing Law; Jurisdiction.  This Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws.  The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts located in the State of Delaware with respect to any dispute arising under this Agreement or the transactions contemplated hereby or thereby.

(b) Counterparts; Signatures by Facsimile.  This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties.  This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(c)           Headings.  The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

(d)           Severability.  If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform to such statute or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

(e)            Entire Agreement; Amendments.  This Agreement (including all schedules and exhibits hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.  Except as set forth herein, no provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.
(f)           Notices.  Any notices required or permitted to be given under the terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) and will be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally, or by courier (including a recognized overnight delivery service), in each case addressed to a party.  The addresses for such communications are:

If to the Company:              China Eco-Hospitality Operations, Inc.
Room 405, 4/F., Wing Ming Industrial Centre
15 Cheung Yue Street, Chueng Sha Wan
Kowloon, Hong Kong
Tel.: (852) 6121-8865

With a copy (which shall not constitute notice) to:

Anslow & Jaclin, LLP
195 Route 9 South
Manalapan, NJ 07726
Attn:  Richard I. Anslow, Esq.
Tel.:  732-409-1212
Fax:  732-577-1188

If to the Escrow Agent:

If to the Subscriber:	To the address set forth immediately below the
Subscriber’s name on the signature pages hereto.

(g)           Successors and Assigns.  This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns.  The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Subscriber and the Subscriber may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.  Notwithstanding the foregoing, the Subscriber may assign all or part of its rights and obligations hereunder to any of its “affiliates,” as that term is defined under the Securities Act, without the consent of the Company so long as the affiliate is an accredited investor (within the meaning of Regulation D) and agrees in writing to be bound by this Agreement.  This provision does not limit the Subscriber’s right to transfer the Bridge Securities pursuant to the terms of this Agreement or to assign the Subscriber’s rights hereunder to any such transferee pursuant to the terms of this Agreement.

(h)           Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i)           Further Assurances.  Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)           No Strict Construction.  The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(k)           Acceptance.  Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Purchased Shares as herein provided, subject to acceptance by the Company; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other Subscribers and to add and/or delete other persons as Subscribers.

(l)           Waiver.  It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

(m)           Public Statements.  The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

(n)           Counterparts.  This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, with respect to the Purchase Price specified below, each the undersigned represents that the foregoing statements made by it above are true and correct and that it has caused this Agreement to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date first above written.

NO. OF SHARES
PURCHASE PRICE

SUBSCRIBER:

Address	Printed Name of Subscriber

Telephone No. ___________________	By:
Telecopier No. ___________________	(Signature of Authorized Person)

Printed Name and Title
Jurisdiction of Incorporation,
Organization or Citizenship
Tax ID No. _______________

If the above Notice Address is not the Residence (for individual Subscriber) or Principal Place of Business (for Subscriber which is not an individual), such Residence or Principal Place of Business is:
_____________________________
_____________________________
_____________________________

COMPANY:

China Eco-Hospitality Operations, Inc.
a Delaware Corporation

By: _________________________________
(Signature of Authorized Person)
Wong Wa Kei Anthony, President_________
Printed Name and Title

EXHIBIT A

FOREIGN ESCROW AGREEMENT

EXHIBIT B

POWER OF ATTORNEY

I, the undersigned, does hereby confer full power of attorney on Messrs. Matthew Tai and Wong Wa Kei Anthony as true and lawful attorneys-in-fact for me and in my name, place and stead, and on my behalf, and for my use and benefit, to negotiate and enter into a definitive agreement by and among Glorious Pie Limited, a BVI company, China Eco-Hospitality Operations, Inc., a Delaware company, the shareholders of Glorious Pie Limited, the consultant of Glorious Pie Limited, and the Subscribers to the Offering regarding the Share Exchange Transaction as described in this Subscription Agreement.

        By: ___________________
         Name:
         Date: